Exhibit (a)(viii) under Form N-1A
                                            Exhibit 3(i) under Item 601/Reg. S-K


                             FIXED INCOME SECURITIES, INC.

                                ARTICLES SUPPLEMENTARY

      FIXED INCOME SECURITIES, INC., a Maryland corporation having its principal offices in Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies:

     FIRST: The Board of Directors hereby reclassifies the 1,000,000,000 of Select Class of Limited Maturity Government Fund as authorized but unissued shares of the Corporation.

      SECOND: The shares of Common Stock reclassified hereby shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article FOURTH, paragraph (b) of the Corporation's charter and shall be subject to all provisions of the charter relating to stock of the Corporation generally.

     THIRD: The stock has been reclassified by the Board of Directors under the authority contained in the charter of the Corporation.

      IN WITNESS WHEREOF, Fixed Income Securities, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary on December 23, 1994.

      The undersigned, Richard B. Fisher, President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles Supplementary to be its corporate act and further certifies to the best of his knowledge, information and belief, that the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.

ATTEST:                 ......      FIXED INCOME SECURITIES, INC.



/S/ CHARLES H. FIELD    ......            By:  /S/ RICHARD B. FISHER
------------------------------               -----------------------
Charles H. Field        ......      Richard B. Fisher
Assistant Secretary     ......            President





                                                 Exhibit (a)(ix) under Form N-1A
                                            Exhibit 3(i) under Item 601/Reg. S-K


                             FIXED INCOME SECURITIES, INC.

                                ARTICLES SUPPLEMENTARY

      FIXED INCOME SECURITIES, INC., a Maryland corporation having its principal offices in Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies:

     FIRST: The Board of Directors hereby reclassifies the 1,000,000,000 shares of Multi-State Municipal Income Fund as authorized but unissued shares of the Corporation.

      SECOND: The shares of Common Stock reclassified hereby shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article FOURTH, paragraph (b) of the Corporation's charter and shall be subject to all provisions of the charter relating to stock of the Corporation generally.

     THIRD: The stock has been reclassified by the Board of Directors under the authority contained in the charter of the Corporation.

      IN WITNESS WHEREOF, Fixed Income Securities, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary on March 30, 1995.

      The undersigned, Richard B. Fisher, President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles Supplementary to be its corporate act and further certifies to the best of his knowledge, information and belief, that the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.

ATTEST:                 ......      FIXED INCOME SECURITIES, INC.



/S/ CHARLES H. FIELD    ......            By:  /S/ RICHARD B. FISHER
------------------------------               -----------------------
Charles H. Field        ......      Richard B. Fisher
Assistant Secretary     ......            President





                                                  Exhibit (a)(x) under Form N-1A
                                            Exhibit 3(i) under Item 601/Reg. S-K


                             FIXED INCOME SECURITIES, INC.

                                ARTICLES SUPPLEMENTARY

      FIXED INCOME SECURITIES, INC., a Maryland corporation having its principal offices in Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies:

      FIRST: The Board of Directors hereby reclassifies 1,000,000,000 of the authorized but unissued shares of the Corporation as 1,000,000,000 shares of Class B shares of Strategic Income Fund.

      SECOND: The shares of Common Stock reclassified hereby shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article FOURTH, paragraph (b) of the Corporation's charter and shall be subject to all provisions of the charter relating to stock of the Corporation generally.

     THIRD: The stock has been reclassified by the Board of Directors under the authority contained in the charter of the Corporation.

      IN WITNESS WHEREOF, Fixed Income Securities, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary on May 22, 1995.

      The undersigned, Richard B. Fisher, President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles Supplementary to be its corporate act and further certifies to the best of his knowledge, information and belief, that the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.

ATTEST:                 ......      FIXED INCOME SECURITIES, INC.



/S/ CHARLES H. FIELD    ......            By:  /S/ RICHARD B. FISHER
------------------------------               -----------------------
Charles H. Field        ......      Richard B. Fisher
Assistant Secretary     ......            President





                                                 Exhibit (a)(xi) under Form N-1A
                                            Exhibit 3(i) under Item 601/Reg. S-K

                             FIXED INCOME SECURITIES, INC.

                                 ARTICLES OF AMENDMENT

      FIXED INCOME SECURITIES, INC., a Maryland corporation having post office addresses in the City of Pittsburgh, Pennsylvania and the City of Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

      WHEREAS, the Corporation desires to change the names of each of its portfolios by adding the word "Federated" and to change the names of its Fortress Shares to Class F Shares, the following actions are hereby taken:

      FIRST: The Board of Directors, in accordance with the authority granted under subparagraph (e) of paragraph SEVENTH of the Corporation's Articles of Incorporation, dated October 10, 1991, hereby redesignates the classes of authorized shares of common stock of the Corporation as:

            Federated Limited Term Municipal Fund Class A Shares Federated Limited Term Municipal Fund Class F Shares Federated Limited Term Fund Class A Shares Federated Limited Term Fund Class F Shares Federated Strategic Income Fund Class A Shares Federated Strategic Income Fund Class B Shares Federated Strategic Income Fund Class C Shares Federated Strategic Income Fund Class F Shares

      SECOND: The foregoing amendment to the charter of the Corporation was approved by a majority of the entire Board of Directors of the Corporation; the charter amendment is limited to a change expressly permitted by Section 2-605 of the Maryland General Corporation Law to be made without action by stockholders; and the Corporation is registered as an open-end company under the Investment Company Act of 1940, as amended.

      THIRD: These Articles of Amendment will become effective immediately upon filing with the State Department of Assessments and Taxation of Maryland.

      IN WITNESS WHEREOF, Fixed Income Securities, Inc. has caused these presents to be signed in its name and on its behalf by its Executive Vice President and witnessed by its Assistant Secretary on January 31, 1996.

The undersigned, J. Christopher Donahue, Executive Vice President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles of Amendment to be its corporate act and further certifies to the best of his knowledge, information and belief, that the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.

ATTEST                              FIXED INCOME SECURITIES, INC.



/S/ CHARLES H. FIELD                /S/ J. CHRISTOPHER DONAHUE
------------------------------      --------------------------
Charles H. Field                    J. Christopher Donahue
Assistant Secretary                 Executive Vice President

                                                Exhibit (a)(xii) under Form N-1A
                                            Exhibit 3(i) under Item 601/Reg. S-K



                             FIXED INCOME SECURITIES, INC.

                               CERTIFICATE OF CORRECTION

            Fixed Income Securities, Inc., a Maryland corporation, having its principal office in Maryland in the City of Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:            The title of the document being corrected is "Articles
Supplementary."

SECOND:     The only party to the document being corrected is Fixed Income
Securities, Inc.

THIRD:      The document being corrected was filed with the State Department of
Assessments and Taxation on June 1, 1995.

FOURTH:     (1)   Article SECOND in the document as previously filed reads as follows:

            SECOND: The shares of Common Stock reclassified hereby shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article FOURTH, paragraph (b) of the Corporation's charter and shall be subject to all provisions of the charter relating to stock of the Corporation generally.

      (2)   Article SECOND in the document as corrected reads as follows:

            SECOND: The shares of common stock reclassified hereby shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article FOURTH, paragraph (b) of the Corporation's charter and shall be subject to all provisions of the charter relating to stock of the Corporation generally and to the following:

      At such times as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the Officers of the Corporation) in accordance with the Investment Company Act of 1940, as amended, applicable rules and regulations thereunder, and applicable rules and regulations of the National Association of Securities Dealers, Inc., and reflected in the pertinent registration statement of the Corporation, Class B Shares Strategic Income Fund of the Corporation may be automatically converted into Class A Shares of Strategic Income Fund of the Corporation based on the relative net asset values of such classes at the time of the conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the Officers of the Corporation) and reflected in the pertinent registration statement of the Corporation as aforesaid.

      IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its Executive Vice President and witnessed by its Assistant Secretary on this 28th day of February, 1997.

      The undersigned Executive Vice President acknowledges this Certificate of Correction to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath the undersigned Executive Vice President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

WITNESSED                           FIXED INCOME SECURITIES, INC.



/S/ S. ELLIOTT COHAN                By:/S/ J. CHRISTOPHER DONAHUE
------------------------------         --------------------------
S. Elliott Cohan                    J. Christopher Donahue
Assistant Secretary                 Executive Vice President


                                               Exhibit (a)(xiii) under Form N-1A
                                            Exhibit 3(i) under Item 601/Reg. S-K


                             FIXED INCOME SECURITIES, INC.

                               CERTIFICATE OF CORRECTION

      Fixed Income Securities, Inc., a Maryland corporation, having its principal office in Maryland in the City of Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:            The title of the document being corrected is "Articles
Supplementary."

SECOND:     The only party to the document being corrected is Fixed Income
Securities, Inc.

THIRD:      The document being corrected was filed with the State Department of
Assessments and Taxation on June 7, 1993.

     FOURTH: (1) Article FIRST in the document previously filed read as follows:

            FIRST: ......The Board of Directors hereby reclassifies
1,000,000,000 of the authorized by unissued shares of common stock of the Limited Term Fund as 1,000,000,000 shares of the Multi-State Municipal Income Fund.

            (2)   Article FIRST in the document as corrected reads as follows:

            FIRST:      ......The Board of Directors hereby reclassifies
1,000,000,000 of the authorized but unissued shares of common stock of the Corporation as 1,000,000,000 shares of the Multi-State Municipal Income Fund.

      IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its Executive Vice President and witness by its Assistant Secretary on this 28th day of February, 1997.

      The undersigned Executive Vice President acknowledges this Certificate of Correction to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath the undersigned Executive Vice President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

WITNESS:                      FIXED INCOME SECURITIES, INC.


/S/ S. ELLIOTT COHAN          By:  /S/ J. CHRISTOPHER DONAHUE
------------------------         ----------------------------
S. Elliott Cohan              J. Christopher Donahue
Assistant Secretary           Executive Vice President



                                                Exhibit (a)(xiv) under Form N-1A
                                            Exhibit 3(i) under Item 601/Reg. S-K



                             FIXED INCOME SECURITIES, INC.

                               CERTIFICATE OF CORRECTION

      Fixed Income Securities, Inc., a Maryland corporation, having its principal office in Maryland in the City of Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:            The title of the document being corrected is "Articles
Supplementary."

SECOND:     The only party to the document being corrected is Fixed Income
Securities, Inc.

THIRD:      The document being corrected was filed with the State Department of
Assessments and Taxation on February 10, 1995.

FOURTH:     (1)   Article FIRST in the document previously filed read as
follows:

            FIRST:      ......The Board of Directors hereby reclassifies
1,000,000,000 of Select Class of Limited Maturity Government Fund as authorized but unissued shares of the Corporation.

            (2)   Article FIRST in the document as corrected reads as follows:

            FIRST:      ......The Board of Directors hereby reclassifies
1,000,000,000 of Limited Maturity Government Fund as authorized but unissued shares of the Corporation.

     IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its Executive Vice President and witness by its Assistant Secretary on this 28th day of February, 1997.

     The undersigned Executive Vice President acknowledges this Certificate of Correction to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath the undersigned Executive Vice President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

WITNESS:                      FIXED INCOME SECURITIES, INC.


/S/ S. ELLIOTT COHAN          By:  /S/ J. CHRISTOPHER DONAHUE
------------------------         ----------------------------
S. Elliott Cohan              J. Christopher Donahue
Assistant Secretary           Executive Vice President





                                                 Exhibit (a)(xv) under Form N-1A
                                            Exhibit 3(i) under Item 601/Reg. S-K


                             FIXED INCOME SECURITIES, INC.

                                 ARTICLES OF AMENDMENT


     FIXED INCOME SECURITIES, INC., a Maryland corporation (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation that:

     FIRST: The charter of the Corporation is amended to change the name of the Corporation by amending Article First of the Articles of Incorporation to read:

            FIRST: The name of the corporation is Federated Fixed Income Securities, Inc.

     SECOND: The foregoing amendment to the charter of the Corporation was approved by a majority of the entire Board of Directors of the Corporation; the charter amendment is limited to a change expressly permitted by Section 2-605 of the Maryland General Corporation Law to be made without action by stockholders.

     THIRD: The effective date of the foregoing amendment is February 1, 2000.

     IN WITNESS WHEREOF, Fixed Income Securities, Inc. has caused these Articles of Amendment to be signed in its name and on its behalf as of November 30, 1999, by its duly authorized officers, who acknowledge that these Articles of Amendment are the act of the Corporation, that to the best of their knowledge, information and belief, all matters and facts set forth therein relating to the authorization and approval of these Articles are true in all material respects, and that this statement is made under the penalties of perjury.

WITNESS:                            FIXED INCOME SECURITIES, INC.




/S/ C. GRANT ANDERSON               By:  /S/ J. CHRISTOPHER DONAHUE
---------------------------            ----------------------------
C.    Grant Anderson                J. Christopher Donahue
Assistant Secretary                 Executive Vice President